UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2020

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on August 6, 2020, J.Jill, Inc. (the “Company”) amended its two existing Forbearance Agreements, each dated as of June 15, 2020 (the “Existing Forbearance Agreements” and, as amended, the “Amended Forbearance Agreements”) relating to the Company’s (i) ABL Credit Agreement, dated as of May 8, 2015 (as amended from time to time, the “ABL Credit Agreement”), by and among Jill Acquisition LLC, a Delaware limited liability company (“Jill Acquisition”), J.Jill Gift Card Solutions, Inc., a Florida corporation, J.Jill, Inc., a Delaware corporation, as successor to J.Jill Holdings, Inc. and Jill Intermediate LLC (as replacement “Parent” of Jill Holdings LLC) (“Holdings”), the lenders from time to time party thereto and CIT Finance LLC, as the administrative agent and collateral agent (collectively, the “ABL Lenders”), and (ii) Term Loan Credit Agreement, dated as of May 8, 2015 (as amended from time to time the “Term Loan Credit Agreement,” and, together with the ABL Credit Agreement, the “Credit Agreements”), by and among Holdings (as successor to Jill Holdings LLC, a Delaware limited liability company), Jill Acquisition, certain subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto and Jefferies Finance LLC, as the administrative agent (collectively, the “Term Loan Lenders”), pursuant to which the lenders thereto agreed to a forbearance period continuing until August 13, 2020.

On August 12, 2020, each of the ABL Lenders and the Term Loan Lenders confirmed by email correspondence that they have agreed to continue to forbear from exercising any rights and remedies under the respective Credit Agreements in respect of the defaults set forth in the Existing Forbearance Agreements.

The forbearance period shall continue until August 27, 2020, so long as, among other things, the Company otherwise remains in compliance with the Credit Agreements and complies with the terms of the Amended Forbearance Agreements.

The foregoing description of the email correspondences does not purport to be complete and is qualified in its entirety by reference to the full text of such email correspondences, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 7.01	Regulation FD.

On August 13, 2020, the Company issued a press release announcing the amendments of the Existing Forbearance Agreements. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Email correspondence, dated August 12, 2020.

10.2	Email correspondence, dated August 12, 2020.

99.1	Press Release, dated August 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2020	J.JILL, INC.

	By:	/s/ Mark Webb
Name: Mark Webb
Title: Executive Vice President and Chief Financial Officer